           Exhibit A

OFFICER’S CERTIFICATE OF

                                   CORD BLOOD AMERICA, INC.

The undersigned, being an officer of Cord Blood America, Inc., a Florida corporation, ( ACBAI@),  is executing this Certificate to Shaub & Williams LLP for their reliance in connection with their issuance of an opinion letter of February 28, 2007  (the “Opinion Letter”) to CorCell, Inc. , a Delaware corporation (the “Seller”) at the closing of the Existing Samples Purchase Agreement of October 12, 2006, as amended by the Amendment and Modification to the Existing Samples Purchase Agreement, dated February 28, 2007 (collectively, the “Agreement”) between CBAI and the Seller. Unless otherwise defined herein or unless the context otherwise requires, all capitalized terms used herein shall have the meanings ascribed to them in the Opinion Letter, a copy of which has been furnished to the undersigned.

The undersigned hereby certifies to Shaub & Williams LLP that:

1.

CBAI has the requisite power and authority to use its properties and assets and to carry on its business as currently conducted and is not in default of any of the provisions of its Articles of Incorporation, by-laws or qualification to do business as a foreign corporation in California.

2.         CBAI has the requisite corporate power and authority to enter into and to perform its obligations under the Agreement and related Exhibits or schedules. The execution and delivery of the Agreement and all closing documents to the Agreement have been duly authorized by all necessary action on the part of CBAI and no further action is required by its board of directors or stockholders in connection therewith. The Agreement constitutes a valid and binding obligation on CBAI and is enforceable against it in accordance with its terms.

3.        The Agreement and the terms and conditions of the transactions contemplated therein have not been amended, modified or supplemented, directly or indirectly by any other agreement or understanding of the parties or the waiver of any of the material provisions thereof.

4.       The execution, delivery and performance of the Agreement by CBAI will not a) breach or result in a default under any other agreement, indenture or instrument to which CBAI is a party or to which it is bound or b) result in a violation of any order or decree by which CBAI is bound, except where such breach, default or violation would not have a Material Adverse Effect (as defined in the Agreement) on CBAI.

5.      The representations and warranties made by CBAI in the Agreement and the disclosures made in the related Exhibits or schedules are true and correct in all material respects.

6. As of [February 16, 2007], the authorized capital stock of CBAI consists of [300,000,000] shares of common stock, par value $0.0001 per share, of which 54,705,691 shares are issued and outstanding and 5,000,000 shares of preferred stock, par value $0.0001 per share, of which no shares are issued and outstanding. All of the issued and outstanding shares of the capital stock of CBAI have been duly authorized, validly issued, and are nonassessable. Except as disclosed in Exhibit B hereto, the representations made in Section 6 d) of the Agreement remain unchanged and accurate in all material respects.

7. All common stock of CBAI is duly authorized and upon issuance in accordance with the terms of the Agreement shall be validly issued, fully paid and nonassessable, and shall be free from all taxes, liens and charges with respect to the issue thereof.

ASSOCIATED WITH LAW OFFICES OF JOHN E. WAGNER

INTELLECTUAL PROPERTY LAWYERS - GLENDALE, CALIFORNIA

8.    Except as a result of the purchase and sale of the securities as described in Exhibit B, no option, warrant, call, subscription right, conversion right or other contract or commitment of any kind exists which obligates CBAI to issue or sell any share of capital stock of CBAI.  Except as set forth on Exhibit B, CBAI does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof.

IN WITNESS WHEREOF, I have executed and delivered this Certificate as of this 28th day of February , 2007.

_________________________

CORD BLOOD AMERICA, INC:

Matthew Schissler, CEO

ASSOCIATED WITH LAW OFFICES OF JOHN E. WAGNER

INTELLECTUAL PROPERTY LAWYERS - GLENDALE, CALIFORNIA